Exhibit 99.1

Ertel and Syzygy Business Combined Financial Statements For the years ended December 31, 2002 and 2001 (Expressed in Canadian Dollars)

Contents

Auditors' Report	2

Combined Financial Statements

Balance Sheets	3

Statements of Operations and Retained Earnings	4

Statements of Cash Flows	5

Summary of Significant Accounting Policies	6-7

Notes to Financial Statements	8-13

Auditors' Report

Hastings Manufacturing Company
Hastings, Michigan

We have audited the combined balance sheets of the Ertel and Syzygy Business as at December 31, 2002 and 2001 and the combined statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

/s/ BDO Dunwoody LLP

Chartered Accountants

Markham, Ontario
March 20, 2003 (Except Note 14, which is as of March 27, 2003)

Ertel and Syzygy Business
Combined Balance Sheets
(Expressed in Canadian Dollars)

December 31	2002	2001

Assets

Current
Short-term investments (Note 1)	$13,321	$13,121
Accounts receivable	3,157,655	3,766,236
Inventory	6,720,698	7,075,171
Due from shareholders (Note 2)	289,422	289,422
Prepaid expenses	169,535	160,063
	10,350,631	11,304,013

Other assets	42,000	42,000
Tradenames, trademarks and other intangibles (Note 3)	52,574	85,248
Future income taxes	147,360	83,500
Capital assets (Note 4)	175,159	192,498

	$10,767,724	$11,707,259

Liabilities and Shareholders' Equity

Current
Bank overdraft (Note 5)	$186,611	$405,990
Bank loans (Note 5)	6,810,383	6,868,333
Accounts payable and accrued liabilities	2,078,776	2,670,674
Income taxes	69,953	131,118
Due to shareholder (Note 6)	400,000	400,000
	9,545,723	10,476,115
Shareholders' equity
Share capital (Note 7)	400	400
Retained earnings	1,221,601	1,230,744

	1,222,001	1,231,144

	$10,767,724	$11,707,259

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

Ertel and Syzygy Business
Combined Statements of Operations and Retained Earnings
(Expressed in Canadian Dollars)

For the year ended December 31	2002	2001

Sales	$26,339,507	$29,548,559
Cost of Sales	19,165,295	21,935,014

Gross Profit	7,174,212	7,613,545

Operating Expenses
Advertising	118,442	139,011
Selling	1,894,930	2,120,910
General and administrative	3,438,374	3,798,370

	5,451,746	6,058,291

Operating Income	1,722,466	1,555,254

Other Expenses
Interest
Short-term	400,000	389,602
Long-term	-	24,975

	400,000	414,577

Income before income taxes	1,322,466	1,140,677

Income taxes (recovery)
Current	547,486	463,616
Future	(63,860)	-

	483,626	463,616

Net income for the year	838,840	677,061

Retained earnings, beginning of year	1,230,744	1,614,652

Adjustment to retained earnings (Note 8)	(847,983)	(1,060,969)

Retained earnings, end of year	$1,221,601	$1,230,744

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

Ertel and Syzygy Business
Combined Statements of Cash Flows
(Expressed in Canadian Dollars)

For the year ended December 31	2002	2001

Cash provided by (used in)

Operating activities
Net income for the year	$838,840	$677,061
Adjustments to reconcile net income to net cash provided by
operating activities
Amortization	145,184	139,990
Future income taxes	(63,860)	-
Changes in non-cash working capital balances
Accounts receivable	608,581	(32,312)
Inventory	354,473	(77,071)
Prepaid expenses	(9,472)	(9,176)
Accounts payable and accrued liabilities	(591,898)	321,445
Income taxes	(61,165)	(36,103)
	1,220,683	983,834

Investing activities
Funds provided to subsidiary (Note 8)	(847,983)	(1,060,969)
Purchase of capital assets	(95,171)	(33,301)
Purchase of short term investments	(200)	(448)

	(943,354)	(1,094,718)

Financing activities
Bank overdraft	(219,379)	(1,337,449)
Increase in (repayment of) bank loans	(57,950)	1,448,333

	(277,329)	110,884
Increase in cash during the year	-	-

Cash, beginning and end of year	-	-

Supplemental Cash Flow Information

Cash paid for interest	$400,000	$421,812

Cash paid for income taxes	$606,677	$501,488

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

Ertel and Syzygy Business
Summary of Significant Accounting Policies

December 31, 2002 and 2001

Background, Nature of Business and Basis of Presentation

As discussed in Note 14, subsequent to year-end, Hastings, Inc., a Canadian subsidiary of U.S.-based Hastings Manufacturing Company, acquired 100 percent of the outstanding shares of Ertel Manufacturing Corporation of Canada ("Ertel") and Syzygy Auto Distribution Inc. ("Syzygy"), both Canadian corporations. Ertel distributes a full line of internal engine parts through a network of distribution centres located throughout Canada. Syzygy is a distributor of consignment aftermarket products in Canada through Ertel's distribution network.

Two former subsidiaries of Ertel (one wholly owned and one 90 percent owned) were not included in the sale and were distributed to the owners of Ertel prior to the closing. Those subsidiaries had been accounted for on the cost basis in Ertel's prior historical financial statements. The accompanying combined financial statements include the assets, liabilities and operating results of Ertel, exclusive of the two former subsidiaries. Because these subsidiaries were previously accounted for on the cost basis, no revenue or expense allocations were necessary in the preparation of the accompanying combined statements of operations and retained earnings as Ertel's historical statements of operations and retained earnings excluded the operating results of the former subsidiaries.

Prior to the acquisitions, Ertel and Syzygy were related parties. For purposes of these combined financial statements, the historical financial statements of Ertel have been combined with the historical financial statements of Syzygy, and are herein referred to as the combined financial statements of the "Ertel and Syzygy Business" or the "Company."

The accompanying combined financial statements, which are expressed in Canadian dollars, have been prepared in accordance with Canadian generally accepted accounting principles. There are no material differences between Canadian and United States generally accepted accounting standards as they relate to the accompanying combined financial statements.

Revenue Recognition	Revenue is recognized when products are shipped to customers.

Inventory	Inventory is stated at the lower of weighted average cost and net realizable value.

Ertel and Syzygy Business
Summary of Significant Accounting Policies

December 31, 2002 and 2001

Tradenames, Trademarks, and Other Intangibles

The excess of assigned values of the net assets acquired over the cost has been assigned to the intangible assets. Amortization on the tradenames, trademarks, and other intangibles is provided on a straight line basis over 10 years.

Income Taxes

The Company follows the liability method of tax allocation in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities, and measured using the substantively enacted tax rates and laws expected to be in effect when the differences are realized.

Capital Assets	Capital assets are stated at cost less accumulated amortization. Amortization based on the estimated useful life of the asset is calculated as follows:

	Building	5% straight line basis
	Furniture, fixtures and equipment	10% - 25% straight line basis
	Computer software	25% straight line basis
	Leasehold improvements	Over the lease term

Foreign Currency Translation	Foreign currency accounts are translated into Canadian dollars as follows:

At the transaction date, each asset, liability, revenue and expense is translated into Canadian dollars by the use of the exchange rate in effect at that date. At the year end date, monetary assets and liabilities are translated into Canadian dollars by using the exchange rate in effect at that date. The resulting foreign exchange gains and losses are included in income in the current period.

Use of Estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from management's best estimates as additional information becomes available in the future.

Ertel and Syzygy Business
Notes to Combined Financial Statements
(Expressed in Canadian Dollars)

December 31, 2002 and 2001

1.	Short - Term Investments

The Company holds investments in a Canadian T-Bill fund at an average unit price of $10.

2.	Due From Shareholders

The balances are non-interest bearing and repayable on demand.

3.	Tradenames, Trademarks and Other Intangibles
	2002	2001
Cost	$286,734	$286,734
Accumulated amortization	234,160	201,486
	$52,574	$85,248

4.	Capital Assets

			2002	2001
	Cost	Accumulated Amortization	Net Book Value	Net Book Value
Land	$16,000	$-	$16,000	$16,000
Building	84,000	30,100	53,900	58,100
Furniture, fixtures
and equipment	571,819	519,052	52,767	74,128
Computer software	239,737	193,323	46,414	26,147
Leasehold improvements	115,999	109,921	6,078	18,123

	$1,027,555	$852,396	$175,159	$192,498

Ertel and Syzygy Business
Notes to Combined Financial Statements
(Expressed in Canadian Dollars)

December 31, 2002 and 2001

5.	Bank Loans
	2002	2001

Revolving demand loan	$6,077,050	$4,325,000
Revolving US$ demand loan ($1,000,000 U.S.)	-	1,610,000
Non-revolving demand loan	733,333	933,333

	$6,810,383	$6,868,333

The revolving demand loan, non-revolving demand loan and bank overdraft bear interest at the bank's prime rate plus 0.75% calculated daily and payable monthly. The revolving US$ demand loan bears interest at the bank's U.S. base rate plus 0.75%. All of the demand loans are secured by a general assignment of book debts, pledge of inventory, assignment of fire insurance, a general security agreement, a subordination and postponement of claim of all loans, advances and accrued interest payable to shareholders and a general security agreement from the subsidiary.

All bank loans were repaid subsequent to year end in conjunction with the sale of the Company (See Note 14).

6.	Due to Shareholder

The amount due to shareholder is due on demand and bears interest at prime plus 1/4% per annum. The Company has pledged its assets under a general security agreement. The amount owing to the shareholder is subordinate to the bank indebtedness.

The entire balance was repaid subsequent to year end in conjunction with the sale of the Company (See Note 14).

Interest on this balance amounted to $17,789 (2001 - $24,975).

Ertel and Syzygy Business
Notes to Combined Financial Statements
(Expressed in Canadian Dollars)

December 31, 2002 and 2001

7.	Share Capital

Ertel
Authorized
Unlimited number of Class "A" and Class "B" non-voting, non-cumulative and non-participating special shares, redeemable and retractable at amount paid up thereon. Unlimited number of common shares.

Issued
		2002	2001
50	Class "A" shares	$50	$50
50	Class "B" shares	50	50
100	Common shares	100	100

		200	200

Syzygy
Authorized
Unlimited number of Class "A" and Class "B" non-voting, non-cumulative and non-participating special shares, redeemable and retractable at amount paid up thereon. Unlimited number of common shares.

Issued

200	Common shares	200	200

		$400	$400

Ertel and Syzygy Business
Notes to Combined Financial Statements
(Expressed in Canadian Dollars)

December 31, 2002 and 2001

8.	Related Party Transactions

During 2002 and 2001, the Company had the following transactions with a former subsidiary of the Company. The subsidiary is one of the two subsidiaries, discussed in the "Summary of Significant Accounting Policies", which are not included in the accompanying combined financial statements.

	2002	2001

Expenses
Purchases from a related party	$1,714,795	$1,815,899
Reimbursed costs from a related party	-	21,000

These transactions are in the normal course of operations and are measured at the exchange value (the amount of consideration established and agreed to by the related parties).

	2002	2001

Accounts Receivable
Amounts due from related parties included in
accounts receivable	$-	$9,513

In addition to the above transactions, the Company provided additional funding to a former subsidiary described in the Background, Nature of Business and Basis of Presentation note amounting to $847,983 and $1,060,969 during the years ended December 31, 2002 and 2001, respectively. Because the subsidiary is not reflected in the accompanying combined financial statements, these fundings have been reflected as charges to retained earnings in the accompanying combined statements of operations and retained earnings.

9.	Commitments

The Company has leased premises and automobiles with approximate annual payments for the next five years as follows:

2003	$484,540
2004	206,070
2005	151,980
2006	126,180
2007	107,480
Thereafter	60,190

$1,136,440

Ertel and Syzygy Business
Notes to Combined Financial Statements
(Expressed in Canadian Dollars)

December 31, 2002 and 2001

10.	Major Customers and Suppliers

Sales to five major customers represent approximately 55% (2001 - 49%) of the Company's sales for the year ended December 31, 2002. The accounts receivable from these five customers represent approximately 43% (2001 - 38%) of the total accounts receivable at December 31, 2002.

Purchases from five major suppliers (one being a subsidiary - see Note 8) represent approximately 71% (2001 - 67%) of the Company's purchases for the year ended December 31, 2002. The accounts payable balances from these five suppliers represent approximately 73% (2001 - 75%) of the total accounts payable at December 31, 2002.

11.	Financial Instruments

Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from its financial instruments. The fair values of its financial instruments approximate their carrying values unless otherwise noted.

Balances denominated in United States funds (expressed in Canadian dollars) that are considered financial instruments are as follows:

	2002	2001

Bank overdraft	$238,356	$286,298
Accounts payable	295,043	329,563
Revolving US$ demand loan	-	1,610,000

The Canadian equivalent year end exchange rate used was 1.58 (2001 - 1.61).

12.	Pension Plan

The Company maintains a defined contribution pension plan and the cost of annual contributions is charged to income. The pension expense for the year was $39,121 (2001 - $51,661).

There have been no significant changes during the year that would affect the comparability of the pension expense for the current and prior years.

Ertel and Syzygy Business
Notes to Combined Financial Statements
(Expressed in Canadian Dollars)

December 31, 2002 and 2001

13.	Change in Accounting Policy

Effective January 1, 2002 the Company adopted the new recommendations of the Canadian Institute of Chartered Accountants pertaining to the accounting for income taxes. Under the new recommendations, income taxes are recognized using the liability method of tax allocation, whereby future tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and measured using the substantively enacted tax rates and laws expected to be in effect when the differences are realized.

The adoption of these recommendations has been applied retroactively with no effect on prior year figures.

14.	Subsequent Event

On March 27, 2003, 100 percent of the outstanding shares of Ertel and Syzygy were sold to Hastings, Inc., a Canadian subsidiary of U.S.-based Hastings Manufacturing Company.